Exhibit 10.8

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

Purchase Contract (“the Contract”)

Contract No.: KKNY0808290225
Date: 2008-09-15
Signed in: Shangrao, Jiangxi

The Seller:	Jinko Solar Co., Ltd. (hereinafter referred to as “Party A”)
Address:	Industry Road, Xuri District, Shangrao Economic Development Zone, Jiangxi Province
Tel:	0793-8469733
Fax:	0793-8461231

The Buyer:	Jiangyin Jetion Science and Technology Co., Ltd. (hereinafter referred to as “Party B”)
Address:	No. 1011, Zhengcheng Road, Shengangzheng town, Jiangyin City, Jiangsu Province
Tel:	0510-86687305
Fax:	0510-86687315

Both parties agreed on the following terms and conditions through amicable negotiation:

I.	Product Name, Specifications and Quantity

Name of Products	Specifications	Unit price (tax included) (RMB) Yuan	Quantity (pcs)	Amount (RMB) Yuan	Valid Delivery Period
125 Monocrystalline wafer	****	****	****	****	2009. **** -2009. ****
125 Monocrystalline wafer	****	****	****	****	2009. **** -2009. ****
125 Monocrystalline wafer	****	****	****	****	Year of 2010

****	Confidential material omitted and filed separately with the Commission.

Name of Products	Specifications	Unit price (tax included) (RMB) Yuan	Quantity (pcs)	Amount (RMB) Yuan	Valid Delivery Period
125 Monocrystalline wafer	****	****	****	****	Year of 2011
125 Monocrystalline wafer	****	****	****	****	Year of 2012
125 Monocrystalline wafer	****	****	****	****	Year of 2013
Total Amount (RMB ): ****				****

1.	The above prices are for reference. If the fluctuation of market price is within 10% of the above-mentioned prices, the contract price shall remain unchanged. If the fluctuation of market price is more than 10% of the above-mentioned prices, both parties may re-negotiate the prices, subject to a discount of **** of the market price, on a quarterly basis.

2.	During the term of the Contract, the two parties may enter into other contracts through separate negotiation in light of the increase of Party A’s production capacity and Party B’s demands.

II.	Quality Requirement, Specifications and Quality Disputes

1.	Quality Requirement and specifications:

Conduction type: Type ****	Orientation: **** Resistivity: ****
Side length: **** Diagonal line length: **** Thickness: ****
Lifetime of minority Carrier: **** TTV: ****
Dislocation density: **** Carbon Content: ****
Oxygen Content: ****	Saw depth: ****
Edge broken: ****
Warp: ****
Qualified new cell slice: when the room temperature is ****, light intensity ****, spectral distribution **** and illumination ****. Relative efficiency attenuation shall be less than **** percent.

Matters that are not mentioned herein shall follow industry standard.

2.	Quality Disputes

****	Confidential material omitted and filed separately with the Commission.

Party B shall notify Party A in writing of any quality defects and provide written testing report with product tracking number. If Party A, after its quality control department has tested the product, has any objection to Party B’s testing report and the conclusion reached, it shall provide Party B with written feedback with relevant proof within **** working days. Otherwise it will be deemed to acknowledge the quality defects raised by Party B. If Party A’s testing confirm the quality defects, Party A shall arrange for an exchange or return of the defective products immediately. If the defective products are in small quantities, Party A could deliver the replacement to Party B upon its pick up of the next shipment. Party A shall bear all fees for the delivery of replacement. If Party A and Party B could not reach a consensus on the product’s quality, they could jointly appoint a third party to conduct an independent quality evaluation of the product.

Return and exchange are not available for products with a defective rate below ****, which will be considered as normal wear and tear during production and transportation. Party A has no responsibility for quality defects which are caused by Party B’s improper operations.

III.	Inspection and Objection Period: If Party B discovers any quality defects according to the specifications in this Contract, an objection must be sent to Party A within **** working days after Party B receives the products. If no written objection is raised by Party B within such period, the products are deemed to be in compliance with the requirements.

IV.	Packaging Standard: Packaging shall be suitable for long-distance transportation.

V.	Time, Place, and Manner of Delivery

1.	Time of delivery: The stipulated payment must be made in full and on time, and the detailed delivery schedule shall be negotiated by both parties during the above mentioned time period.

2.	Place of delivery: Party A’s factory.

3.	Manner of delivery: Party B shall be responsible for picking up products from Party A’s factory, arranging transportation and be responsible for all related costs.

VI.	Prepayment, Settlement, and Deadline

1.	Party B agrees to make prepayments to Party A in the amount of **** (hereinafter referred to as “Prepayment”). The Prepayment must be made in two installments as follows:

1)	First installment of **** shall be paid within **** days after the signing of the Contract.

2)	Residual amount of Prepayment is due by ****, 2008.

****	Confidential material omitted and filed separately with the Commission.

2.	Prepayments made by Party B are treated as advance payments for products. After the total amount of Prepayment has been received, for each product delivered by Party A, amount due for such product is reduced by ****, which will be deducted from the total amount of Prepayment. After the Contract is fully performed, Party A shall return the unused balance of the Prepayment, if any, to Party B (free of interest).

3.	Delivery of products shall only be made upon payment by Party B. Party A shall issue a 17% VAT invoice within one week after delivery.

4.	The term of this Contract is five years, effective from January 1, 2009 through December 31, 2013.

After the Contract expires, Party A and Party B can negotiate a renewal of the Contract.

VII.	Transfer of the Title of the Products: The title of the products will be transferred to Party B upon delivery.

VIII.	Liability for Breach of Contract

1.	If products delivered by Party A don’t conform to Contract requirements in respect of model, specifications and technical parameters, Party B shall contact Party A on a product-by-product basis. Party A shall confirm the nonconforming part and come up with a solution within **** working days. Exchange is available for products confirmed by Party A to be defective upon pick up of the next shipment by Party B. If return of products is confirmed by Party A and Party B in writing, Party A shall refund the payment for the returned products to Party B immediately.

2.	Should either party fails to make delivery or payments on time, the breaching party shall pay a penalty to the non-breaching party of **** per day of the value of the delayed products or the amount of the overdue payments.

3.	Each Party shall be liable for its own breach of Contract and shall compensate the non-breaching party for its economic loss resulting from the breach. The amount of compensation shall be equal to the amount of losses resulting from the breach, which will include any benefits that could be obtained if the Contract is fully performed, but not to exceed the losses that are foreseeable to the breaching party in signing the Contract.

4.	If Party A and Party B terminate the Contract upon consensus through negotiation, Party A shall refund to Party B the unused balance of the Prepayment (free of interest) within **** working days. If Patty A fails to refund the amount on time, Party A shall pay **** per day of the amount to be refunded to Party B as a penalty.

5.	If any breaches by Party B occur, Party B shall pay Party A a penalty according to the following terms:

If Party B breaches or unilaterally repudiates the Contract, Party A may refuse to refund the Prepayment made by Party B. Party B shall compensate Party A for all economic losses resulting from Party B’s non-performance.

****	Confidential material omitted and filed separately with the Commission.

6.	If any breaches by Party A occur, Party A shall pay Party B a penalty according to the following terms:

If Party A breaches the Contract or fail to tender products as required by the Contract, Party A shall refund **** of the unused balance of the Prepayment (free of interest) in its account to Party B within fifteen (15) working days. If Party A fails to refund the amount on time, Party A is liable to Party B for a penalty of **** per day of the amount to be refunded.

IX.	Dispute Resolution: Any disputes arising from the signing or performance of this Contract or out of the course of business between Party A and Party B shall be settled through negotiation by Party A and Party B. If no settlement is reached, either party may bring a cause of action in any court in Shanghai that has proper jurisdiction.

X.	Confidentiality: All terms and conditions of this Contract as well as any supplementary agreements shall be treated as confidential information by both Parties, their employees, agents, representatives and consultants. Neither party shall disclose confidential information to a third party without the consent of the other party.

XI.	Force Majeure: If either party fails to perform its obligations under this Contract due to an event of Force Majeure, the non-performing party shall notify the other party in writing within seven (7) days after the occurrence of the event and provide written proof from the relevant government authorities within 15 days after the event is over. Depending on the impact of Force Majeure, the non-performing party may be exempt from all liability. Exemption is not available if the Force Majeure event happens after a party’s delay in performance.

XII.	Anti-Business Fraud: If either party, in breach of good faith, provides the other party with false registered statements, qualification certifications or other information, or conceals the truth from the other party, the violating party shall pay the affected party no more than RMB1 million as a penalty. This term does not affect the party’s liabilities under other provisions.

XIII.	Miscellaneous

1.	Notice: Both parties confirm the addresses and fax number provided in the beginning of the Contract to be the addresses and fax number for communications, delivery of written notices and correspondences between Party A and Party B. All notices and correspondences mailed or faxed to above addresses and fax numbers by one party in performing this Contract to the other party shall be deemed effective transmission.

****	Confidential material omitted and filed separately with the Commission.

CONFIDENTIAL TREATMENT

If either Party wishes to change its address or fax number, it shall promptly notify the other party in writing. In case of failed or delayed notice, the original address and fax number will be regarded as the address and fax number for communication.

2.	Party A and Party B may negotiate and make supplemental provisions.

XIV.	Effectiveness and Others

1.	This Contract becomes effective after Party A and Party B sign and stamp the Contract. The printed documents will be deemed as final execution documents. Modification, alteration, supplementation or deletion is not allowed. Any modification, alteration, supplementation or deletion will be deemed invalid, and the original content will be as considered final.

2.	This Contract shall be in duplicate to be held by each party, and both have the same legal force.

Supplier	Demander

Company Name: Jinko Solar Co., Ltd.

Signature/Stamp: (stamp)

/s/ Xianhua Li

Date: September 15, 2008

Contact: Yan Li

Bank of Deposit: Industrial and Commercial

Bank of China, Shangrao Branch

Account No. 1512211019000076240

Tax No. 361103794799028

Company Name: Jiangyin Jetion Science and Technology Co., Ltd. Signature/Stamp: (stamp) /s/ Jianhua Shao Date: September 15, 2008 Contact: Bank of Deposit: Account No. Tax No.